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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2002


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     001-14649               54-1910453
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)


           160 Exeter Drive
         Winchester, Virginia                                   22603-8605
(Address of Principal Executive Offices)                        (ZIP Code)


Registrant's telephone number, including area code: (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure.

     On October 7, 2002, Trex Company, Inc. (the "Company") issued a press release announcing Andrew U. Ferrari's intention to retire in early 2003 from his position as Executive Vice President of Marketing and Business Development of the Company. A copy of the Company's October 7, 2002 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TREX COMPANY, INC.


Date: October 10, 2002                       /s/ Robert G. Matheny
                                             ----------------------------
                                             Robert G. Matheny
                                             President

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                                  EXHIBIT INDEX

Exhibit Number                            Exhibit Description
--------------                            -------------------

    99.1                           Press release dated October 7, 2002